UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  January 16, 2007 (November 13, 2006)

KENEXA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	000-51358	23-3024013
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	I.R.S. Employer Identification Number

650 East Swedesford Rd
Wayne, PA 19087

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (610) 971-9171

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On November 17, 2006, Kenexa Corporation (“Kenexa” or the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K Report”) announcing the completion on November 13, 2006 of its acquisition of BrassRing LLC, a Delaware limited liability company (“BRLLC”), and BrassRing Inc., a Delaware corporation (“BRINC” and, together with BRLLC, “BrassRing”), pursuant to the terms of that certain Equity Purchase Agreement and Plan of Merger dated as of October 6, 2006 (the “Acquisition Agreement”) by and among Kenexa, Kenexa Technology, Inc., a Pennsylvania corporation (“Kenexa Technology”), Birmingham Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Kenexa Technology, BRLLC, BRINC, Gannett Satellite Information Network, Inc., a Delaware corporation (“Gannett”), BRLLC Holdings Inc., a Delaware corporation (“Post”), Tribune National Marketing Company, a Delaware corporation (“Tribune”; collectively, Gannett, Post and Tribune are the “Selling Members”), Accel VI L.P., a Delaware limited partnership, Accel Internet Fund II, L.P., a Delaware limited partnership, Accel Keiretsu VI L.P., a Delaware limited partnership, Accel Investors ‘98 L.P., a Delaware limited partnership, Accel VI-S L.P., a Delaware limited partnership, Accel Investors ‘98-S L.P., a Delaware limited partnership, and James W. Breyer (collectively, the “Accel Parties”), and Gerald M. Rosberg solely as the representative of the Selling Members and the Accel Parties.

In the Initial 8-K Report, Kenexa stated that it would file the required pro forma financial information relating to its acquisition of BrassRing by amendment to the Initial 8-K Report.  Kenexa filed that required pro forma financial information in the amendment to the Initial 8-K Report filed on December 26, 2006 (the “8-K Amendment”).  By this amendment to the Initial 8-K Report, Kenexa is amending the pro forma information presented in the 8-K Amendment for the year ended December 31, 2005 to include the effects of its acquisition of Webhire, Inc. on January 13, 2006 in addition to the effect of its acquisition of BrassRing on November 13, 2006.  Kenexa has accounted for the acquisition of Webhire, Inc. as of January 1, 2006, and therefore the pro forma financial information for the nine months ended September 30, 2006 presented in the 8-K Amendment includes the effects of that acquisition from and after January 1, 2006.  In addition, Kenexa is amending the pro forma financial information presented in the 8-K Amendment for the year ended December 31, 2005 and nine months ended September 30, 2006 to include (i) the effect of certain tax adjustments arising from the combined entity for the periods presented, and (ii) interest expense for the periods presented to reflect borrowings under its term and revolving credit facilities that were used to complete its acquisition of BrassRing.  The pro forma financial information presented in this amendment supersedes the pro forma financial information presented in the 8-K Amendment in its entirety.

Item 9.01    Financial Statements and Exhibits

(b)   Pro Forma Financial Information.

Attached hereto is the:

•              Kenexa Corporation and Subsidiaries Pro Forma Consolidated Financial Statement (unaudited)

•              Pro Forma Consolidated Balance Sheets as of September 30, 2006 (unaudited)

•              Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2006 and year ended December 31, 2005 (unaudited)

•              Notes to Pro Forma Consolidated Financial Statements (unaudited)

The unaudited pro forma condensed combined financial information is presented for informational purposes only. The pro forma data is not necessarily indicative of what Kenexa’s financial position or results of operations actually would have been had Kenexa completed the acquisitions at the dates indicated.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kenexa Corporation

Date: January 16, 2007	By:	/s/ DONALD F. VOLK
Donald F. Volk
Chief Financial Officer

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Index to Unaudited Pro Forma Consolidated Financial Statements

Kenexa Corporation and Subsidiaries Pro Forma Consolidated Financial Statements (Unaudited)

Pro Forma Consolidated Balance Sheets as of September 30, 2006 (unaudited)

Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2006 (unaudited)

Pro Forma Consolidated Statements of Operations for the year ended December 31, 2005 (unaudited)

Notes to Pro Forma Consolidated financial statements (unaudited)

Kenexa Corporation and Subsidiaries

Pro Forma Consolidated Financial Statements

(Unaudited)

The unaudited pro forma consolidated balance sheet of the Company as of September 30, 2006, has been prepared as if the Company’s acquisition of BrassRing had been consummated on September 30, 2006.  The unaudited pro forma consolidated Statement of Operations for the year ended December 31, 2005 is presented as if the Company’s acquisition of Webhire, Inc. and BrassRing had occurred on January 1, 2005.  The actual dates of Webhire and BrassRing acquisitions were January 13, 2006 and November 13, 2006, respectively. The unaudited pro forma consolidated Statement of Operations for the nine months ended September 30, 2006, is presented as if the Company’s acquisition of BrassRing had occurred on January 1, 2006.

The pro forma consolidated financial statements do not purport to represent what the Company’s financial position or results of operations would have been assuming the completion of the Company’s acquisition of Webhire, Inc. and BrassRing had occurred on January 1, 2005, nor do they purport to project the Company’s financial position or results of operations at any future date or for any future period.

These pro forma consolidated financial statements should be read in conjunction with:

(a)                                               the Company’s Form 10-K for the period ended December 31, 2005 filed on February 22, 2006.

(b)                                              the Company’s Form 8-K filed on October 10, 2006.

(c)                the Company’s Form 10-Q for the period ended September 30, 2006 filed on November 13, 2006.

Kenexa Corporation and Subsidiaries
Pro forma Consolidated Balance Sheets (unaudited)
As of September 30, 2006
(in thousands)

	BrassRing, LLC (A)	Kenexa (B)	Pro forma Adjustments	F/N	Pro forma
Assets
Current Assets
Cash and cash equivalents	$ 10,512	$ 83,109	$ (50,000)	(C)	$ 43,621
Accounts receivable, net of allowance for doubtful accounts	6,668	16,237			22,905
Unbilled receivables	—	1,945			1,945
Deferred income taxes	—	6,628	7,038	(C)	13,666
Prepaid expenses and other current assets	1,785	2,459			4,244

Total current assets	18,965	110,378	(42,962)	(C)	86,381
Property and equipment, net of accumulated depreciation	2,318	5,900			8,218
Software, net of accumulated depreciation	—	2,324			2,324
Goodwill	20,483	48,826	75,173	(C)	144,482
Intangible assets, net of accumulated amortization	—	1,973	3,490	(C)	5,463
Deferred financing costs, net of accumulated amortization	—	98			98
Other assets	521	932			1,453

Total assets	$ 42,287	$ 170,431	$ 35,701		$ 248,419

Liabilities and Shareholders’ Deficiency
Current liabilities
Notes payable, current	$ —	$ 479	$ —		$ 479
Line of credit	—	—	65,000	(C)	65,000
Accounts payable	4,295	3,520	—		7,815
Commissions payable	—	1,137	—		1,137
Accrued compensation and benefits	—	6,224	—		6,224
Other accrued liabilities	—	3,543	—		3,543
Deferred revenue	8,182	18,759	—		26,941
Deferred taxes	22	—	—		22
Capital lease obligations	—	228	—		228

Total current liabilities	12,499	33,890	65,000	(C)	111,389
Capital lease obligations, less current portion	—	103	—		103
Notes payable, less current portion	—	153	—		153
Deferred taxes	—	606			606
Other liabilities	489	19	—		508

Total liabilities	12,988	34,771	65,000	(C)	112,759

Minority interest	9,401	—	(9,401)	(D)	—
Shareholders’ deficiency
Member’s equity	395,601	—	(395,601)	(D)	—
Common stock	—	206	—		206
Additional paid-in capital	—	170,376	—		170,376
Treasury stock	(8,500)	—	8,500	(D)	—
Accumulated other comprehensive (loss) income	19	(257)	(19)	(D)	(257)
Accumulated deficit	(367,222)	(34,665)	367,222	(D)	(34,665)

Total shareholders’ (deficiency) equity	19,898	135,660	(19,898)	(D)	135,660
Total liabilities and shareholders’ (deficiency) equity	$ 42,287	$ 170,431	$ 35,701	(D)	$ 248,419

Kenexa Corporation and Subsidiaries
Pro forma Consolidated Statements of Operations (unaudited)
For the Nine Months Ended September 30, 2006
(in thousands, except share and per share data)

	BrassRing, LLC (A)	Kenexa (B)	Pro forma Adjustments	F/N	Pro forma
Revenue
Subscription revenue	$ 22,568	$ 60,725	$ —		$ 83,293
Other revenue	5,958	15,010	—		20,968

Total revenue	28,526	75,735	—		104,261
Cost of revenue (exclusive of depreciation, shown separately below)	9,383	21,419	—		30,802

Gross profit	19,143	54,316	—		73,459

Operating expenses:
Sales and marketing	9,973	17,436	(2,908)	(C)	24,501
General and administrative	4,890	16,972	(1,897)	(C)	19,965
Research and development	8,219	5,570	(1,946)	(C)	11,843
Depreciation and amortization	1,218	2,362	105	(D)	3,685

Total operating expenses	24,300	42,340	(6,646)		59,994

Income (loss) from operations before income taxes and interest expense	(5,157)	11,976	6,646		13,465

Interest (income) expense	(300)	(1,566)	3,851	(G)	1,985
Minority interest	(1,023)	—	1,023	(E)	—
Other income	(63)	—	—		(63)

Income (loss) from operations before income tax	(3,771)	13,542	1,772		11,543
Income tax (benefit) expense on continuing operations	(21)	2,825	(241)	(F)	2,563

Income (loss) before discontinued operations	(3,750)	10,717	2,013		8,980

Discontinued operations	(33)	—	—		(33)

Net loss available to common shareholders	$ (3,783)	$ 10,717	$ 2,013		$ 8,947

Weighted average shares used to compute net income available to common shareholders per common share — basic		19,626,010			19,626,010
Basic income per share:		$ 0.55			$ 0.46

Weighted average shares used to compute net income available to common shareholders per common share — diluted	—	20,183,995	—		20,183,995
Diluted income per share:	—	$ 0.53	—		$ 0.44

Kenexa Corporation and Subsidiaries
Pro forma Consolidated Statements of Operations (unaudited)
For the Year Ended December 31, 2005
(in thousands, except share and per share data)

	Kenexa (A)	Webhire (B)	Pro forma Adjustments	F/N	Subtotal	BrassRing, LLC (C)	Pro forma Adjustments	F/N	Pro forma
Revenue
Subscription revenue	$ 50,974	$ 8,885	—		$ 59,859	$ 29,802	$ —		$ 89,661
Other revenue	14,667	3,172	—		17,839	7,563	—		25,402

Total revenue	65,641	12,057	—		77,698	37,365	—		115,063
Cost of revenue (exclusive of depreciation, shown separately below)	18,782	2,575	(397)	(D)	20,960	12,001	—		32,961

Gross profit	46,859	9,482	397		56,738	25,364	—		82,102
Operating expenses:
Sales and marketing	16,133	3,711	(764)	(D)	19,080	12,111	(3,815)	(D)	27,376
General and administrative	15,116	4,755	(1,134)	(D)	18,737	6,229	(2,624)	(D)	22,342
Research and development	3,986	1,843	(474)	(D)	5,355	11,571	(2,634)	(D)	14,292
Depreciation and amortization	2,112	1,258	47	(E)	3,417	1,684	140	(E)	5,241

Total operating expenses	37,347	11,567	(2,325)		46,589	31,595	(8,933)		69,251

Income (loss) from operations before income taxes and interest expense	9,512	(2,085)	2,722		10,149	(6,231)	8,933		12,851
Interest (income) expense	(566)	(63)	—		(629)	(246)	5,135	(H)	4,260
Minority interest	—	—	—		—	(832)	832	(F)	—
Interest on mandatory redeemable shares	3,396	—	—		3,396	—	—		3,396
Other income	—	—	—		—	(244)	—		(244)

Income (loss) from operations before income tax	6,682	(2,022)	2,722		7,382	(4,909)	2,966		5,439
Income tax (benefit) expense on continuing operations	591	1	—		592	65	(243)	(G)	414

Income (loss) before discontinued operations	6,091	(2,023)	2,722		6,790	(4,974)	3,209		5,025

Discontinued operations	—	—	—		—	(49)	—		(49)

Provision for (benefit from) income taxes	—	—	—		—	(425)	—		(425)
Accretion of Redeemable class B common shares and class C common shares	(41,488)	—	—		(41,488)	—	—		(41,488)

Net loss available to common shareholders	$ (35,397)	(2,023)	2,722		(34,698)	$ (4,598)	$ 3,209		$ (36,087)

Weighted average shares used to compute net loss available to common shareholders per common share — basic and diluted	11,578,885				11,578,885				11,578,885
Basic and diluted loss per share:	$ (3.06)				$ (3.00)				$ (3.12)

Kenexa Corporation

Notes to Pro Forma Consolidated Financial Statements
(Unaudited)

Notes to Pro Forma Consolidated Balance Sheet as of September 30, 2006

(A)                                           To reflect the historical balance sheet of BrassRing, LLC as of September 30, 2006.

(B)                                             To reflect the historical balance sheet of the Company as of September 30, 2006.

(C)                                             To record the consideration of $115 million for the purchase of BrassRing, LLC financed through existing cash and debt. These amounts represent adjustments related to the acquisition under the purchase method of accounting.  The total purchase price has been allocated on a preliminary basis to assets acquired and liabilities assumed based upon management’s best estimate of their fair value with excess cost over the net tangible and intangible assets acquired allocated to goodwill and identified intangible assets as presented below.

The preliminary estimated purchase price is allocated as follows and is for illustrative purposes only

Description	Amount	Amortization period
Assets Acquired
Cash and Short-term Investments	$ 10,730
Accounts Receviable	6,286
Prepaid Expenses and other Current Assets	1,664
Property & Equipment	2,204
Other Assets	521
Trademark/Tradename, Service Marks & Domain Name	400	Indeterminable
Customer Lists	3,090	22 years
Net Operating Losses	7,038	3 years
Goodwill	95,590	Indeterminable

Less: Liabilities Assumed
Notes Payable	—
Capital Lease Obligations	—
Accounts Payable and Accrued Expenses	4,258
Deferred Federal Income taxes	21
Other Liabilities	—
Deferred Revenue	8,244

Total Cash Purchase Price	$ 115,000

(D)                                            To eliminate BrassRing LLC’s Member’s equity and minority interest as of September 30, 2006.

Notes to Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2006.

(A)               To reflect the historical statement of operations of BrassRing, LLC as of September 30, 2006.

(B)               To reflect the consolidated historical statement of operations of the Company as of September 30, 2006.

(C)               To reflect reduced staff expense including salaries, taxes, bonus, and fringe benefits.  The Company notified employees of their termination on the acquisition date and entered into severance agreements with such employees that state the termination benefit. The Company will disburse the severance amounts over the stated severance benefit periods.

(D)               To reflect the amortization of intangible assets (per the allocation of the estimated purchase price) that would have been recorded in the period, using a useful life of twenty two years.  The amortization is subject to revision based upon the completion of the purchase price allocation study.

(E)               To eliminate the activity associated with BrassRing’s minority interest for the nine months ended September 30, 2006.

(F)               To record the tax benefit arising from the additional interest expense from the term and credit loan facility payments partially offset by the additional tax expense arising from the reduction in BrassRing expenses in connection with the merger and the treatment of BrassRing LLC’s activity  as a consolidated taxable entity from a former pass thru entity.

(G)               To reflect the interest expense on the term and revolving credit facilities at LIBOR + 2% (7.8%-9.0%) for the nine months ended September 30, 2006.

Notes to Pro Forma Consolidated Statements of Operations for the year ended December 31, 2005.

(A)               To reflect the consolidated historical statement of operations of the Company as of December 31, 2005.

(B)               To reflect the historical statement of operations of Webhire, Inc. as of December 31, 2005.

(C)               To reflect the historical statement of operations of BrassRing, LLC as of December 31, 2005.

(D)               To reflect reduced staff expense including salaries, taxes, bonus, and fringe benefits.  The Company notified employees of their termination on the acquisition date and entered into severance agreements with such employees that state the termination benefit.

(E)               To reflect the amortization of intangible assets (per the allocation of the estimated purchase price) that would have been recorded in the period, using a useful life of twenty two years.  The amortization is subject to revision based upon the completion of the purchase price allocation study.

(F)               To eliminate the activity associated with BrassRing’s minority interest for the year ended December 31, 2005.

(G)               To record the tax benefit arising from the additional interest expense from the term and credit loan facility payments partially offset by the additional tax expense arising from the reduction in BrassRing expenses in connection with the merger and the treatment of BrassRing LLC’s activity  as a consolidated taxable entity from a former pass thru entity.

(H)               To reflect the interest expense on the term and revolving credit facilities at LIBOR + 2% (7.8%-9.0%)for the twelve months ended December 31, 2005.